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                                  EXHIBIT 10.13

                              CONSULTING AGREEMENT

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                              INTEGRITY MEDIA, INC

                              DATED AUGUST 18, 2000

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                              INTEGRITY MEDIA INC.
                       AN ONLINE PUBLIC RELATIONS COMPANY
          2716 Ironside Dr., Las Vegas, NV 89108, Office: 702-396-1000,
                  Fax: 702-655-7494, E: kurt_divich@hotmail.com


This agreement is made this 18th day of August, 2000 between INTEGRITY MEDIA INC. (IMI), a Nevada corporation and THEHEALTHCHANNEL.COM INC., a California corporation.

IMI and THEHEALTHCHANNEL.COM INC. agree as follows:

1. CONSULTING SERVICES. During the term of this agreement IMI agrees to perform to the best of its abilities consulting work for THEHEALTHCHANNEL.COM INC. in the forum of Internet public relations services.

2. PAYMENT. In consideration of such consulting work THEHEALTHCHANNEL.COM INC. agrees to compensate IMI in the amount of $5,000 in restricted shares OF THEHEALTHCHANNEL.COM per month (17,241 shares), vested immediately, and sent to IMI.

3.   TERM. The contract shall begin on Friday, August 18, 2000.
     THEHEALTHCHANNEL.COM and IMI may both agree to exercise a 30 day extension option of the one month agreement at an identical rate.

4. RETAINER. No retainer for IMI'S services are required as per this agreement.

5. NO DISCLOSURE. THEHEALTHCHANNEL.COM INC. agrees at no time, either during or after the term of this agreement to divulge or make known to any person, firm or corporation the contents of any methodology or practice applied by IMI on behalf of THEHEALTHCHANNEL.COM INC.

6. RESPONSIBILITY. THEHEALTHCHANNEL.COM INC. is to be solely responsible for the accuracy of information published by THEHEALTHCHANNEL.COM INC. (or their client) and redistributed by IMI.

7. APPLICABLE LAW. This agreement shall be governed by the laws of The State of Nevada.

8. AMENDMENT. This agreement may be amended at any time by a written instrument agreed to by both IMI and THEHEALTHCHANNEL.COM INC.

Signed this 18th day of August, 2000


/s/  Kurt R. Divich                 8/18/00
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Kurt R. Divich                      Date



/s/  Thomas Lonergan                8/18/00
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Thomas Lonergan                     Date
VP/COO/Secy., Thehealthchannel.com